Supplemental Information Second Quarter 2024 1

2 Table of Contents Page Portfolio Highlights 4 Financial Information 7 Debt & Capitalization 22 Leasing Activity & Asset Management 26 Components of Net Asset Value 29 Property Information 31 Portfolio Characteristics 36 Notes & Definitions 56

3 Cautionary Note Regarding Forward-Looking Statements Cautionary Note Regarding Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward- looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this document reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; recent and ongoing disruption in the debt and banking markets; tenant, geographic concentration, and the financial condition of our tenants; competition for tenants and competition with sellers of similar properties if we elect to dispose of our properties; our access to, and the availability of capital; whether we will be able to refinance or repay debt; whether work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; our ability to manage cash flows; dilution resulting from equity issuances; expected sources of financing, including the ability to maintain the commitments under our revolving credit facility, and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; cybersecurity incidents or other disruptions to our or our third party information technology systems; our ability to maintain our status as a REIT and our Operating Partnership as a partnership for U.S. federal income tax purposes; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether we will be successful in the pursuit of our business plan, including any acquisitions, investments, or dispositions; whether we will succeed in our investment objectives; any fluctuation and/or volatility of the trading price of our common shares; risks associated with our dependence on key personnel whose continued service is not guaranteed; and other factors, including those risks disclosed in “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this document. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this document, except as required by applicable law. We caution investors not to place undue reliance on any forward-looking statements, which are based only on information currently available to us. Notice Regarding Non-GAAP Financial Measures. In addition to U.S. GAAP financial measures, this document contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the “Notes & Definitions” of this document if the reconciliation is not presented on the page in which the measures are published.

Portfolio Highlights 4

5 High-Quality Portfolio of Industrial & Office Properties Net-Leased to a Diversified Pool of Creditworthy Tenants4 66 Properties 16.6M Square Feet 22 States 96.3%3 Leased 26%/60%/14%1 Industrial/Office/ Other 6.6 Years1 WALT 57.4%1,2 Investment Grade 1.9%1 Avg. Annual Rent Escalations 1 Weighted average based on ABR. 2 Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations. For more information, see definition of investment grade in "Notes and Definitions." 3 Based on rentable square feet. 4 Peakstone Realty Trust (the "Company") has no affiliation, connection or association with and is not sponsored or approved by the tenants of its properties. Peakstone Realty Trust has not approved or sponsored its tenants or their products and services. All product and company names, logos and slogans are the trademarks or service marks of their respective owners. Industrial Office Wholly-Owned Portfolio Snapshot As of June 30, 2024 Unaudited Unaudited

6 (Unaudited, USD in thousands) Number of Properties Economic Occupancy1 Total Rentable Square Feet WALT (years)2 Annualized Base Rent Investment Grade by Segment3 Industrial4 19 100.0% 9,001,800 6.2 $ 49,310 58.6 % Office5 34 98.7 5,418,700 7.4 112,425 60.8 TOTAL / WEIGHTED AVERAGE INDUSTRIAL AND OFFICE 53 99.5% 14,420,500 7.0 $ 161,735 60.1 % Other6 13 74.8 2,158,700 3.4 25,269 40.2 TOTAL / WEIGHTED AVERAGE PORTFOLIO 66 96.3% 16,579,200 6.6 $ 187,004 57.4% 1 Based on rentable square feet. 2 Weighted average based on ABR. 3 Weighted average based on ABR. Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations. For more information, see definition of ininvestment grade in "Notes and Definitions." 4 The Industrial segment consists of high-quality, well-located industrial properties with modern specifications. 5 The Office segment consists of newer, high-quality office properties. 6 The Other segment consists of vacant and non-core properties, together with other properties in the same cross-collateralized loan pools. Wholly-Owned Portfolio As of June 30, 2024

Financial Information 7

Select Financial Data

(Unaudited, USD in thousands, except per share metrics)	For the Quarter Ended 6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
SELECTED FINANCIAL DATA					
Net income (loss) attributable to common shareholders per share - basic and diluted	$ (0.11) [1]	$ 0.14	$ (0.55)	$ (3.55)	$ (11.59)
FFO per share/unit - basic and diluted	$ 0.65 [2]	$ 0.54	$ 0.29	$ (2.79)	$ (0.27)
AFFO per share/unit - basic and diluted	$ 0.70 [2]	$ 0.70	$ 0.80	$ 0.78	$ 0.73
Interest expense	$ 15,845	$ 16,148	$ 16,415	$ 16,126	$ 16,068
Operating margin	81.2 %	80.4 %	79.8 %	78.4 %	79.4 %
Normalized EBITDAre[3]	$ 41,051	$ 39,473	$ 42,085	$ 58,297	$ 56,898
WHOLLY-OWNED PORTFOLIO STATISTICS					
Rentable Square Feet	16,579,200	16,635,800	17,868,900	18,100,000	18,245,900
Economic Occupancy (based on rentable square feet)	96.3 %	95.8 %	95.4 %	95.9 %	95.4 %
Leased (based on rentable square feet)	96.3 %	96.3 %	96.4 %	96.4 %	96.0 %
CAPITALIZATION					
Common shares outstanding	36,370,740	36,346,608	36,304,145	35,997,549	35,924,476
Weighted-average common shares outstanding - basic and diluted	36,349,950	36,309,019	36,054,940	35,975,483	35,922,706
Weighted-average OP Units outstanding	3,215,665	3,218,826	3,404,247	3,482,977	3,528,666
Total Consolidated Debt	$ 1,413,999	$ 1,421,083	$ 1,441,545	$ 1,448,224	$ 1,467,146
Total Cash, Cash Equivalents and Restricted Cash	$ 461,296	$ 447,464	$ 401,010	$ 370,097	$ 363,668

[1] Calculated based on weighted-average number of common shares outstanding - basic and diluted of 36,349,950.

[2] Calculated based on weighted-average number of common shares outstanding - basic and diluted of 36,349,950 and weighted-average number of outstanding OP Units (see footnote 4 below) of 3,215,665 for a total of 39,565,615 shares. FFO and AFFO are non-GAAP financial measures. See slide 18 for reconciliation.

[3] EBITDA is a non-GAAP financial measure. See slide 19 for reconciliations.

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9 For the Quarter Ended (Unaudited, USD in thousands) 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 REVENUE BY SEGMENT Industrial $ 14,554 $ 14,833 $ 14,796 $ 13,934 $ 13,981 Office 32,991 32,999 34,525 34,022 34,999 Industrial and Office Total 47,545 47,832 49,321 47,956 48,980 Other 8,407 11,395 13,737 13,757 13,560 Total Revenue $ 55,952 $ 59,227 $ 63,058 $ 61,713 $ 62,540 NOI BY SEGMENT1 Industrial $ 12,854 $ 12,517 $ 12,651 $ 12,050 $ 12,320 Office 27,328 27,514 28,748 27,920 28,923 Industrial and Office Total 40,182 40,031 41,399 39,970 41,243 Other 5,240 7,596 8,927 8,397 8,403 Total NOI $ 45,422 $ 47,627 $ 50,326 $ 48,367 $ 49,646 CASH NOI BY SEGMENT1 Industrial2 $ 11,481 $ 11,817 $ 12,485 $ 11,901 $ 12,117 Office 27,279 27,504 28,763 27,430 26,885 Industrial and Office Total 38,760 39,321 41,248 39,331 39,002 Other 5,242 8,009 9,274 8,598 8,565 Total Cash NOI $ 44,002 $ 47,330 $ 50,522 $ 47,929 $ 47,567 Select Financial Data (continued) 1 NOI and Cash NOI are non-GAAP financial measures. See slide 15 for reconciliations of NOI and Cash NOI for the quarters ending 6/30/2024 and 6/30/2023 and slide 61 for reconciliations of NOI and Cash NOI for the interim periods ending 3/31/2024, 12/31/2023, and 9/30/2023. 2 The decrease in Industrial Cash NOI for the quarter-ended 6/30/2024 was primarily due to the commencement of a contractual rent abatement in the 11th year of an existing lease in March 2024. The abatement period for this lease will continue through November 2024.

Consolidated Statement of Operations

(Unaudited, USD in thousands, except per share metrics)	6/30/2024	3/31/2024	For the Quarter Ended 12/31/2023	9/30/2023	6/30/2023
REVENUES					
Rental income	$ 55,952	$ 59,227	$ 63,058	$ 61,713	$ 62,540
EXPENSES					
Property operating expense	5,658	6,679	7,232	7,829	6,919
Property tax expense	4,513	4,510	5,079	5,077	5,545
Property management fees	359	411	421	440	430
General and administrative expenses	9,116	9,680	11,551 [1]	9,653	12,030 [1]
Corporate operating expenses to related parties	169	166	178	257	341
Depreciation and amortization	22,998	23,415	25,373	25,003	30,472
Real estate impairment provision	6,505	1,376	12,138	–	397,373
Total expenses	49,318	46,237	61,972	48,259	453,110
Income (loss) before other income (expenses)	6,634	12,990	1,086	13,454	(390,570)
OTHER INCOME (EXPENSES)					
Interest expense	(15,845)	(16,148)	(16,415)	(16,126)	(16,068)
Other income (expense), net	5,167	4,045	5,498	3,654	2,747
Net loss from investment in unconsolidated entity	–	–	–	(144,598)	(17,508)
Gain (loss) from disposition of assets, net	(57)	9,177	4,507	3,748	(9,701)
Goodwill impairment provision	–	(4,594)	(16,031)	–	–
Transaction expenses	–	–	(412)	(80)	(21,303) [2]
NET (LOSS) INCOME	(4,101)	5,470	(21,767)	(139,948)	(452,403)
Preferred units redemption	–	–	–	–	(4,970) [3]
Net loss (income) attributable to noncontrolling interests	333	(445)	1,878	12,353	40,909
Net (loss) income attributable to controlling interests	(3,768)	5,025	(19,889)	(127,595)	(416,464)
Distributions to redeemable noncontrolling interests attributable to common shareholders	–	–	–	–	(13)
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	**$ (3,768)**	**$ 5,025**	**$ (19,889)**	**$ (127,595)**	**$ (416,477)**
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS PER BASIC & DILUTED SHARE	**$ (0.11)**	**$ 0.14**	**$ (0.55)**	**$ (3.55)**	**$ (11.59)**
WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC & DILUTED	**36,349,950**	**36,309,019**	**36,054,940**	**35,975,483**	**35,922,706**

[1] Includes approximately $2.0 million and $1.9 million of employee severance expenses (including legal fees) for 6/30/2023 and 12/31/2023, respectively.
[2] Includes approximately $21.3 million for fees and expenses related to the Company's listing on the New York Stock Exchange.
[3] Represents write-off of capitalized offering costs related to the initial issuance of the Series A Preferred Shares, which were written off during the quarter as a non-cash expense as a result of the redemption.

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Consolidated Balance Sheet

(Unaudited, USD in thousands)	As of 6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
ASSETS					
Cash and cash equivalents	$ 446,800	$ 436,251	$ 391,802	$ 364,446	$ 360,626
Restricted cash[1]	14,496	11,213	9,208	5,651	3,042
Real estate					
Land	225,330	227,138	231,175	244,369	245,872
Building and improvements	1,942,591	1,942,064	1,968,314	2,042,347	2,045,409
Tenant origination and absorption cost	394,728	397,872	402,251	418,896	421,795
Construction in progress	1,069	8,998	8,371	2,197	1,576
TOTAL REAL ESTATE	**2,563,718**	**2,576,072**	**2,610,111**	**2,707,809**	**2,714,652**
Less accumulated depreciation and amortization	(581,421)	(564,208)	(550,552)	(546,732)	(526,085)
Total real estate, net	1,982,297	2,011,864	2,059,559	2,161,077	2,188,567
Investments in unconsolidated entity[2]	–	–	–	–	146,395
Intangible assets, net	28,281	28,918	29,690	30,572	31,315
Deferred rent receivable	65,289	63,481	63,272	63,874	63,053
Deferred leasing costs, net	18,117	18,185	19,112	17,087	17,432
Goodwill	74,052	74,052	78,647	94,678	94,678
Right of use asset	33,771	34,172	33,736	34,175	34,615
Interest rate swap asset	22,710	27,042	26,942	39,687	41,046
Other assets	42,172	40,987	27,446	28,962	29,457
Real estate assets and other assets held for sale, net	2,730	7,595	50,211	–	–
TOTAL ASSETS	**$ 2,730,715**	**$ 2,753,760**	**$ 2,789,625**	**$ 2,840,209**	**$ 3,010,226**

[1]Restricted cash is presented on the consolidated balance sheet and consists primarily of reserves that the Company assumed or funded as required by the applicable governing documents with certain lenders in conjunction with debt financing or transactions.
[2]During the quarter ended 9/30/2023, the Company recorded a $129.3 million impairment in the unconsolidated office joint venture, which represents a complete write-off of the remaining balance. Subsequent to this write-off as of September 30, 2023, the Company no longer records any equity income or losses, and thus no pro-rata share.

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12 As of (Unaudited, USD in thousands) 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 LIABILITIES AND EQUITY Debt, net $ 1,408,517 $ 1,416,433 $ 1,435,923 $ 1,442,003 $ 1,460,536 Distributions payable 8,486 8,422 8,344 8,296 8,295 Due to related parties 573 573 573 706 1,043 Intangible liabilities, net 14,552 15,289 16,023 17,104 17,989 Lease liability 46,934 46,932 46,281 46,368 46,368 Liabilities held for sale 92 159 539 — — Accrued expenses and other liabilities 64,970 64,132 78,229 80,452 81,169 TOTAL LIABILITIES 1,544,124 1,551,940 1,551,940 1,585,912 1,594,929 1,615,400 SHAREHOLDERS’ EQUITY Common Shares 37 36 36 36 36 Additional paid-in capital 2,994,303 2,992,071 2,990,085 2,967,635 2,959,011 Cumulative distributions (1,092,609) (1,084,273) (1,076,000) (1,067,807) (1,059,668) Accumulated (loss) income (826,597) (822,829) (827,854) (807,965) (680,369) Accumulated other comprehensive income (loss) 21,986 25,938 25,817 37,434 40,282 TOTAL SHAREHOLDERS’ EQUITY 1,097,120 1,110,943 1,110,943 1,112,084 1,129,333 1,259,292 Noncontrolling interests 89,471 90,877 91,629 115,947 135,534 TOTAL EQUITY 1,186,591 1,201,820 1,203,713 1,245,280 1,394,826 TOTAL LIABILITIES AND EQUITY $ 2,730,715 $ 2,753,760 $ 2,789,625 $ 2,840,209 $ 3,010,226 Consolidated Balance Sheet (continued)

13 For the Quarter Ended (Unaudited, USD in thousands) 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Net (loss) income $ (4,101) $ 5,470 $ (21,767) $ (139,948) $ (452,403) General and administrative 9,116 9,680 11,551 1 9,653 12,030 1 Corporate operating expenses to related parties 169 166 178 257 341 Real estate impairment provision 6,505 1,376 12,138 — 397,373 Depreciation and amortization 22,998 23,415 25,373 25,003 30,472 Interest expense 15,845 16,148 16,415 16,126 16,068 Other (income) expense, net (5,167) (4,045) (5,498) (3,654) (2,747) Net loss from investment in unconsolidated entities — — — 144,598 17,508 Loss (gain) from disposition of assets 57 (9,177) (4,507) (3,748) 9,701 Goodwill impairment provision — 4,594 16,031 — — Transaction expenses — — 412 80 21,303 Total NOI $ 45,422 $ 47,627 $ 50,326 $ 48,367 $ 49,646 Non-GAAP Financial Measures Reconciliation of Net Income to Total NOI Quarter Ended 1Includes approximately $2.0 million and $1.9 million of employee severance expenses (including legal fees) for 6/30/2023 and 12/31/2023, respectively.

14 For the Six Months Ended (Unaudited, USD in thousands) 6/30/2024 6/30/2023 Net income (loss) $ 1,369 $ (443,384) General and administrative 18,796 21,758 Corporate operating expenses to related parties 336 718 Real estate impairment provision 7,881 397,373 Goodwill impairment provision 4,594 — Depreciation and amortization 46,413 61,827 Interest expense 31,994 33,082 Other (income) expense, net (9,213) (3,959) Loss from investment in unconsolidated entities — 32,169 (Gain) loss from disposition of assets (9,120) (20,909) Transaction expenses — 24,490 Total NOI $ 93,050 $ 103,165 Non-GAAP Financial Measures (continued) Reconciliation of Net Income to Total NOI Six Months Ended

Non-GAAP Financial Measures (continued)

NOI and Cash NOI
Quarter Ended

(Unaudited, USD in thousands)	For the Quarter Ended 6/30/2024					For the Quarter Ended 6/30/2023				
	Industrial	Office	Total Industrial and Office	Other	Total Portfolio	Industrial	Office	Total Industrial and Office	Other	Total Portfolio
Revenue	$ 14,554	$ 32,991	**$ 47,545**	$ 8,407	**$ 55,952**	$ 13,981	$ 34,999	**$ 48,980**	$ 13,560	**$ 62,540**
Operating Property Expense	(612)	(3,284)	**(3,896)**	(1,762)	**(5,658)**	(585)	(3,448)	**(4,033)**	(2,886)	**(6,919)**
Property Tax Expense	(1,015)	(2,221)	**(3,236)**	(1,277)	**(4,513)**	(1,013)	(2,480)	**(3,493)**	(2,052)	**(5,545)**
Property Management Fees	(73)	(158)	**(231)**	(128)	**(359)**	(63)	(148)	**(211)**	(219)	**(430)**
TOTAL NOI	12,854	27,328	**40,182**	5,240	**45,422**	12,320	28,923	**41,243**	8,403	**49,646**
NON-CASH ADJUSTMENTS:										
Straight Line Rent	(1,277)	(716)	**(1,993)**	174	**(1,819)**	(107)	(2,831)	**(2,938)**	294	**(2,644)**
In-Place Lease Amortization	(96)	(130)	**(226)**	(146)	**(372)**	(96)	(67)	**(163)**	(128)	**(291)**
Deferred Ground/Office Lease	—	425	**425**	(26)	**399**	—	439	**439**	(4)	**435**
Other Intangible Amortization	—	372	**372**	—	**372**	—	372	**372**	—	**372**
Inducement Amortization	—	—	**—**	—	**—**	—	49	**49**	—	**49**
TOTAL CASH NOI	**$ 11,481** [1]	**$ 27,279**	$ 38,760	**$ 5,242**	$ 44,002	**$ 12,117**	**$ 26,885**	$ 39,002	**$ 8,565**	$ 47,567

[1] The decrease in Industrial Cash NOI was primarily due to the commencement of a contractual rent abatement in the 11th year of an existing lease in March 2024. The abatement period for this lease will continue through November 2024.

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Non-GAAP Financial Measures (continued)

NOI and Cash NOI
Six Months Ended

(Unaudited, USD in thousands)	For the Six Months Ended 6/30/2024					For the Six Months Ended 6/30/2023				
	Industrial	Office	Total Industrial and Office	Other	Total Portfolio	Industrial	Office	Total Industrial and Office	Other	Total Portfolio
Revenue	$ 29,387	$ 65,990	$ 95,377	$ 19,802	$ 115,179	$ 28,575	$ 74,188	$ 102,763	$ 26,750	$ 129,513
Operating Property Expense	(1,750)	(6,455)	(8,205)	(4,132)	(12,337)	(1,427)	(6,842)	(8,269)	(5,760)	(14,029)
Property Tax Expense	(2,130)	(4,365)	(6,495)	(2,528)	(9,023)	(2,072)	(5,186)	(7,258)	(4,109)	(11,367)
Property Management Fees	(138)	(327)	(465)	(304)	(769)	(126)	(386)	(512)	(440)	(952)
TOTAL NOI	25,369	54,843	80,212	12,838	93,050	24,950	61,774	86,724	16,441	103,165
NON-CASH ADJUSTMENTS:										
Straight Line Rent	(1,881)	(1,405)	(3,286)	641	(2,645)	(224)	(7,288)	(7,512)	608	(6,904)
In-Place Lease Amortization	(191)	(256)	(447)	(184)	(631)	(190)	31	(159)	(254)	(413)
Deferred Termination Income	—	—	—	—	—	(24)	—	(24)	—	(24)
Deferred Ground/Office Lease	—	859	859	(45)	814	—	872	872	(4)	868
Other Intangible Amortization	—	745	745	—	745	—	741	741	—	741
Inducement Amortization	—	—	—	—	—	—	150	150	—	150
TOTAL CASH NOI	$ 23,297 [1]	$ 54,786	$ 78,083	$ 13,250	$ 91,333	$ 24,512	$ 56,280	$ 80,792	$ 16,791	$ 97,583

[1] The decrease in Industrial Cash NOI was primarily due to the commencement of a contractual rent abatement in the 11th year of an existing lease in March 2024. The abatement period for this lease will continue through November 2024.

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Non-GAAP Financial Measures (continued)
Cash NOI and Same Store Cash NOI

(Unaudited, USD in thousands)	For the Quarter Ended 6/30/2024	For the Quarter Ended 6/30/2023	For the Six Months Ended 6/30/2024	For the Six Months Ended 6/30/2023
CASH NOI ALLOCATION				
Industrial[1]	$ 11,481	$ 12,117	$ 23,297	$ 24,512
Office	27,279	26,885	54,786	56,280
Industrial and Office Total	**$ 38,760**	**$ 39,002**	**$ 78,083**	**$ 80,792**
Other	5,242	8,565	13,250	16,791
TOTAL CASH NOI	**$ 44,002**	**$ 47,567**	**$ 91,333**	**$ 97,583**
SAME STORE CASH NOI ADJUSTMENTS				
Recently disposed properties	202	(4,066)	(2,566)	(9,712)
Inducement adjustment	—	(49)	—	(150)
TOTAL SAME STORE CASH NOI ADJUSTMENTS	202	(4,115)	(2,566)	(9,862)
TOTAL SAME STORE CASH NOI	**$ 44,204**	**$ 43,452**	**$ 88,767**	**$ 87,721**
SAME STORE CASH NOI				
Industrial[1]	$ 11,481	$ 12,124	$ 23,297	$ 24,204
Office	27,291	25,849	54,535	52,567
Industrial and Office Total	**$ 38,772**	**$ 37,973**	**$ 77,832**	**$ 76,771**
Other	5,432	5,479	10,935	10,950
TOTAL SAME STORE CASH NOI	**$ 44,204**	**$ 43,452**	**$ 88,767**	**$ 87,721**
Change in Same Store Cash NOI ($)	$ 752		$ 1,046	
Change in Same Store Cash NOI (%)	1.7 %		1.2 %	
NUMBER OF SAME STORE PROPERTIES	**66**		**66**	
TOTAL SAME STORE SQUARE FEET	**16,579,200**		**16,579,200**	
SAME STORE ECONOMIC OCCUPANCY	**96.3 %**		**96.3 %**	

[1]The decrease in Industrial Cash NOI and Same Store Cash NOI was primarily due to the commencement of a contractual rent abatement in the 11th year of an existing lease in 2024. The abatement period for this lease will continue through November 2024.

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Non-GAAP Financial Measures (continued)

FFO and AFFO

(Unaudited, USD in thousands, except per share metrics)

	For the Quarter Ended				
	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Reconciliation of Net (Loss) Income to Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)					
NET (LOSS) INCOME	$ (4,101)	$ 5,470	$ (21,767)	$ (139,948)	$ (452,403)
Depreciation of building and improvements	15,424	15,564	16,330	16,351	19,538
Amortization of leasing costs and intangibles	7,671	7,947	9,140	8,750	11,031
Impairment provision, real estate	6,505	1,376	12,138	—	397,373
Equity interest of depreciation of building and improvements - unconsolidated entity	—	—	—	8,365	9,020
(Gain)/Loss from disposition of assets, net	57	(9,177)	(4,507)	(3,748)	9,701
FFO	**$ 25,556**	**$ 21,180**	**$ 11,334**	**$ (110,230)**	**$ (5,740)**
Preferred unit redemption charge	—	—	—	—	(4,970)
FFO attributable to common shareholders and limited partners	**$ 25,556**	**$ 21,180**	**$ 11,334**	**$ (110,230)**	**$ (10,710)**
Reconciliation of FFO to AFFO:					
FFO attributable to common shareholders and limited partners	$ 25,556	$ 21,180	$ 11,334	$ (110,230)	$ (10,710)
Revenues in excess of cash received, net	(1,819)	(826)	(204)	(822)	(2,644)
Amortization of share-based compensation	2,379	1,432	2,437	2,444	2,626
Deferred rent - ground lease	399	416	428	428	435
Unrealized loss (gain) on investments	(47)	(189)	(35)	89	(5)
Amortization of above/(below) market rent, net	(372)	(259)	(406)	(421)	(291)
Amortization of debt premium/(discount), net	20	107	133	101	83
Amortization of ground leasehold interests	(97)	(97)	(98)	(98)	(97)
Amortization of below tax benefit amortization	372	372	377	377	372
Amortization of deferred financing costs	1,044	1,050	1,041	662	655
Company's share of amortization of deferred financing costs- unconsolidated entity	—	—	—	10,774	10,655
Company's share of revenues in excess of cash received (straight-line rents) - unconsolidated entity	—	—	—	(631)	(750)
Company's share of amortization of above market rent - unconsolidated entity	—	—	—	(218)	(26)
Write-off of transaction costs	69	—	—	83	
Employee separation expense	59	—	1,855	13	2,042
Transaction expenses	—	—	412	80	21,303 [2]
Impairment provision, goodwill	—	4,594	16,031	—	—
Amortization of lease inducements	—	—	—	—	49
Preferred unit redemption charge	—	—	—	—	4,970
Other income - proration adjustments for dispositions	—	—	(1,587)	—	—
Impairment provision, investment in unconsolidated entity	—	—	—	129,334	—
Write-off of Company's share of accumulated other comprehensive income - unconsolidated entity	—	—	—	(1,226)	—
AFFO available to common shareholders and limited partners [1]	**$ 27,563**	**$ 27,780**	**$ 31,718**	**$ 30,739**	**$ 28,667**
FFO per share/unit, basic and diluted	**$ 0.65**	**$ 0.54**	**$ 0.29**	**$ (2.79)**	**$ (0.27)**
AFFO per share/unit, basic and diluted	**$ 0.70**	**$ 0.70**	**$ 0.80**	**$ 0.78**	**$ 0.73**
Weighted-average common shares outstanding - basic and diluted shares	36,349,950	36,309,019	36,054,940	35,975,483	35,922,706
Weighted-average OP Units outstanding	3,215,665	3,218,826	3,404,247	3,482,977	3,528,666
Weighted-average common shares and OP Units outstanding - basic and diluted FFO/AFFO	39,565,615	39,527,845	39,459,187	39,458,460	39,451,372

[1] Reflects any adjustments in the comparative periods presented.
[2] Primarily represents transaction expenses related to the Company's Listing.

Peakstone
REALTY TRUST

18

Non-GAAP Financial Measures (continued)

EBITDA, EBITDAre, Normalized EBITDAre

(Unaudited, USD in thousands)	For the Quarter Ended 6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Reconciliation of Net income (loss) to EBITDAre					
Net (loss) income	$ (4,101)	$ 5,470	$ (21,767)	$ (139,948)	$ (452,403)
Interest expense	15,845	16,148	16,415	16,126	16,068
Depreciation and amortization	22,998	23,415	25,373	25,003	30,472
EBITDA	**34,742**	**45,033**	**20,021**	**(98,819)**	**(405,863)**
Loss (gain) on sales of real estate, net	57	(9,177)	(4,507)	(3,748)	9,701
Loss on investment in unconsolidated entity[1]	–	–	–	144,598	17,508
Impairment provision, real estate	6,505	1,376	12,138	–	397,373
Proportion share of adjustments for unconsolidated entities	–	–	–	15,993	15,251
EBITDAre	**41,304**	**37,232**	**27,652**	**58,024**	**33,970**
Adjustment for acquisitions and dispositions	200	(2,353)	(1,360)	193	(417)
Employee separation expense	59	–	1,855	–	2,042
Impairment provision, goodwill	–	4,594	16,031	–	–
Termination income	–	–	(918)	–	–
Transaction expenses	–	–	412	80	21,303
Adjustment to exclude other non-recurring activity[2]	(512)	–	(1,587)	–	–
Normalized EBITDAre	**$ 41,051**	**$ 39,473**	**$ 42,085**	**$ 58,297**	**$ 56,898**

[1]During the quarter ended 9/30/2023, the Company recorded a $129.3 million impairment in the unconsolidated entity, which represents a complete write-off of the remaining balance. Subsequent to the complete write-off as of September 30, 2023, the Company no longer records any equity income or losses, and thus no pro-rata share.

[2]Amount includes $0.5 million for a state tax refund received for the quarter ended 6/30/2024 and $1.6 million received as a result of proration adjustments from prior dispositions of assets for the quarter ended 12/31/2023.

Peakstone REALTY TRUST

19

Unconsolidated Office Joint Venture - Condensed Financial Information

(Unaudited, USD in thousands)	For the Quarter Ended[1] 6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Total revenues	$ 43,181	$ 50,206	$ 49,598	$ 50,889	$ 49,917
Expenses:					
Operating expenses	(17,062)	(19,458)	(18,167)	(16,838)	(16,611)
General and administrative	(2,169)	(1,126)	(1,856)	(1,699)	(2,174)
Depreciation and amortization	(15,647)	(29,910)	(18,570)	(17,074)	(18,411)
Interest expense	(28,902)	(31,817)	(45,647)	(51,721)	(49,990)
Other income (expenses), net	479	262	2,854	2,782	1,531
Total Expenses	(63,301)	(82,049)	(81,386)	(84,550)	(85,655)
Net Loss	**$ (20,120)**	**$ (31,843)**	**$ (31,788)**	**$ (33,661)**	**$ (35,738)**
Pro rata share - Net Loss	**$ —**[2]	**$ —**[2]	**$ —**[2]	**$ (16,491)**[3]	**$ (17,508)**

[1] Amounts represent 100% of the Office Joint Venture and are presented on a one quarter lag.

[2] During quarter ended 9/30/2023, the Company recorded a $129.3 million impairment in the unconsolidated office joint venture which represents a complete write off the remaining balance. Subsequent to the complete write-off as of September 30, 2023, the Company no longer records any equity income or losses, and thus no pro-rata share.

[3] For the quarter ended 9/30/2023, the Company's "Net loss from investment in unconsolidated entity" was approximately $144.6 million, which consisted of the $16.5 million pro rata share - net loss and a net $129.3 million impairment of the Company's investment, net of $1.2 million of income related to the write-off of the Company's proportionate share of accumulated other comprehensive income.

Peakstone REALTY TRUST

20

21 For the Quarter Ended (Unaudited, USD in thousands) 6/30/2024 % of NOI1 3/31/2024 % of NOI1 12/31/2023 % of NOI1 9/30/2023 % of NOI1 6/30/2023 % of NOI1 Maintenance Capital Expenditures by segment: Industrial $ — — % $ 89 0.2% $ 651 1.3% $ 30 0.1% $ 505 1.0 % Office — — — — — — — — — — Total Industrial and Office $ — — % $ 89 0.2% $ 651 1.3% $ 30 0.1% $ 505 1.0 % Other 183 0.4 — — 183 0.4 10 — 35 0.1 Total Maintenance Capital Expenditures $ 183 0.4% $ 89 0.2% $ 834 1.7% $ 40 $ — 0.1% $ 540 1.1 % Value Enhancing Expenditures by segment: Industrial $ — — % $ — — % $ 200 0.4% $ — — % $ 8 — % Office — — 1,757 3.7 6,169 12.3 6,353 13.1 — — Total Industrial and Office $ — — % $ 1,757 3.7% $ 6,369 12.7% $ 6,353 13.1% $ 8 — % Other — — — — 17 — 658 1.4 325 0.7 Total Value Enhancing Expenditures $ — — % $ 1,757 3.7% $ 6,386 12.7% $ 7,011 14.5% $ 333 0.7 % Total Capital Expenditures $ 183 0.4% $ 1,846 3.9% $ 7,220 14.4% $ 7,051 14.6% $ 873 1.8% 1 Represents percentage of capital expenditures compared to consolidated NOI. Capital Expenditures Summary (Cash Basis)

Debt & Capitalization 22

Capitalization, Liquidity & Debt Overview
As of June 30, 2024

(Unaudited, USD in thousands, except for shares)

Capitalization	Contractual Rate[1]	Effective Rate[2]	Term		
SECURED DEBT					
Fixed-Rate Mortgages	4.38%	4.41%	3.3	$	463,999
TOTAL SECURED DEBT					463,999
UNSECURED DEBT					
Revolving Loan	6.71%	5.11%	1.6[3]		400,000
2025 Term Loan	6.66%	3.36%	1.5		400,000
2026 Term Loan	6.66%	3.36%	1.8		150,000
Total Unsecured Debt	6.68%	4.10%	1.6		950,000
TOTAL CONSOLIDATED DEBT		4.20%	2.1		1,413,999
Less: Cash and cash equivalents (excl. restricted cash)					(446,800)
NET DEBT				$	**967,199**
COMMON SHARES & OP UNITS OUTSTANDING					
Common Shares Outstanding					36,370,740
OP Units Outstanding					3,215,665
COMMON SHARES & OP UNITS OUTSTANDING					**39,586,405**

[1] The Contractual Rate for the Company's unsecured debt excludes the impact of floating to fixed interest rate swaps and uses the applicable Secured Overnight Financing Rate ("SOFR" or SOF rate"). The applicable rates were 5.31% (SOFR, as calculated per the credit facility), plus spreads of 1.25% (Term Loans) or 1.30% (Revolving Loan) and 0.1% index.
[2] The Effective Rate for the Company's unsecured debt is calculated on a weighted-average basis and is inclusive of the Company's $750 million floating to fixed interest rate swaps maturing on July 1, 2025.
[3] As of June 30, 2024, the Revolving Loan had a maturity date of January 31, 2026.

Unsecured Debt Note: Subsequent to quarter-end, on July 25, 2024, the Company amended the terms of its credit facility, resulting in a $907.0 million unsecured credit facility consisting of a $547.0 million revolving credit facility maturing in July 2028, a $210.0 million term loan maturing in July 2028, and a $150.0 term loan maturing in April 2026, at a weighted-average interest rate of 3.67%, inclusive of current floating to fixed rate interest swaps covering the entire outstanding balance.

Liquidity		
MAXIMUM CREDIT FACILITY CAPACITY	$	1,300,000
Borrowing base availability (per the credit facility)	$	1,122,121
Outstanding revolving loan and term loans		(950,000)
CREDIT FACILITY CAPACITY	$	172,121
Cash and cash equivalents (excl. restricted)	$	446,800
Available capacity		172,121
TOTAL LIQUIDITY	**$**	**618,921**

Debt Metrics	
Net Debt / Total Gross Real Estate	37.7%
Net Debt / Normalized EBITDAre (Consolidated)	5.9x
Unsecured Debt / Total Gross Real Estate	37.1%
Unsecured properties / Total properties (based on ABR)	70.7%
Percentage of Floating-Rate Debt[4]	14.1%
Percentage of Fixed-Rate Debt	85.9%

Key Debt Covenants[5]	Required Covenant	Actual
Maximum Consolidated Leverage Ratio	No greater than 60%	37.97%
Minimum Consolidated Fixed Charge Coverage Ratio	No less than 1.50	2.47
Maximum Total Secured Debt Ratio	No greater than 40%	15.46%
Minimum Unsecured Interest Coverage Ratio	No less than 2.00	3.40
Maximum Unsecured Leverage Ratio	No greater than 60%	26.91%

[4] Percentage of floating-rate debt includes impact of $750 million floating to fixed interest rate swaps maturing on July 1, 2025.
[5] Represents a summary of the key financial covenants for our unsecured debt as of June 30, 2024. The covenants are required by our credit facility and tested on a quarterly basis. Our actual performance for each covenant is calculated based on the definitions set forth in the credit facility agreement.

Peakstone REALTY TRUST

23

24 (Unaudited, USD in thousands) SECURED DEBT Collateral Contractual Interest Rate Maturity Date Outstanding Balance INDUSTRIAL AND OFFICE Pepsi Bottling Ventures Mortgage Loan 3.69% 10/1/2024 $ 17,236 BOA II Loan 1 4.32% 5/1/2028 250,000 Total Industrial and Office 267,236 OTHER AIG Loan II 2 4.15% 11/1/2025 105,576 AIG Loan 3 4.96% 2/1/2029 91,187 Total Other 196,763 Weighted-Average 4.38% Total Consolidated Secured Debt $ 463,999 1 The BOA II portfolio includes the following properties: IGT, 3M, Amazon (Etna), and Southern Company. 2 The AIG II Loan is secured by: Owens Corning, Wyndham Hotels & Resorts, MGM Corporate Center (880 Grier Drive, 840 Grier Drive and 980 Grier Drive), and Hitachi Astemo. 3 The AIG Loan is secured by: Northrop Grumman, Raytheon Technologies, Avnet (Chandler), and 30 Independence. Consolidated Secured Debt Schedule As of June 30, 2024

25 1 Excludes amounts related to deferred financing costs and net debt premiums/discounts. 2 Represents the Pepsi Bottling Ventures mortgage loan. 3 Represents the AIG II loan. 4 Represents the 2025 Term Loan. 5 Represents the Revolving Loan. As of June 30, 2024, the Revolving Loan had a maturity date of January 31, 2026. 6 Represents the 2026 Term Loan. 7 Represents the BOA II Loan. 8 Represents the AIG loan. Unsecured Debt Note: Subsequent to quarter-end, on July 25, 2024, the Company amended the terms of its credit facility, resulting in a $907.0 million unsecured credit facility consisting of a $547.0 million revolving credit facility maturing in July 2028, a $210.0 million term loan maturing in July 2028, and a $150.0 term loan maturing in April 2026, at a weighted-average interest rate of 3.67%, inclusive of current floating to fixed rate interest swaps covering the entire outstanding balance. $141,194(1) $200,000(3) $400,000(5) Consolidated Debt Maturities $17,236 $505,576 $550,000 $250,000 $91,187 2025 and 2026 Term loans Mortgage loans (Industrial and Office) Mortgage loans (Other) Revolving Loan 2024 2025 2026 2027 2028 2029 (1) 7 8 $105,5763 $400,0004 Consolidated Debt Maturity Schedule As of June 30, 2024 $150,0006 $400,0005 $0 2 1

Leasing Activity & Asset Management 26

Leasing Activity
For the Quarter Ended June 30, 2024

										Cash Rent			GAAP Rent		
NEW AND RENEWAL LEASES															
Tenant / Property	Segment	Property Type	Location	New Lease Start Date	New Lease Expiration Date	Term (Yrs)	Square Feet	Leasing Commissions $/SF	Tenant Improvement $/SF	Starting Rent/SF	Prior Rent/ SF	Rent Change	Starting Rent/SF	Prior Rent/SF	Rent Change
RENEWAL LEASES															
Hitachi Astemo	Other	Industrial	Columbus, OH	4/1/2025	3/31/2026	1.0	304,600	$ 0.19	$ —	$ 6.50	$ 4.00	63 %	$ 5.34	$ 3.81	40 %
Total renewal - leases/weighted-average						**1.0**	**304,600**	**$ 0.19**	**$ —**	**$ 6.50**	**$ 4.00**	**63 %**	**$ 5.34**	**$ 3.81**	**40 %**
PRIOR RENEWAL LEASES - CURRENT UPDATE															
Samsonite[1]	Industrial	Industrial	Jacksonville, FL	12/1/2024	11/30/2029	5.0	817,700	$ —	$ —	$ 5.50	$ 5.16	7 %	$ 5.66	$ 4.43	28 %
Total updated - leases/weighted-average						**5.0**	**817,700**	**$ —**	**$ —**	**$ 5.50**	**$ 5.16**	**7 %**	**$ 5.66**	**$ 4.43**	**28 %**

TERMINATIONS/CONTRACTIONS

Tenant	Location	Previous Lease Expiration Date	Termination Date	Square Feet	Termination Income
None					

[1]Samsonite exercised its five-year renewal option in Q4'2023, effective as of 12/1/2024. Given the fair market rent was not finalized when this lease extension was executed, we previously recorded base rent for the extension period equal to the expiring rent, which was the floor value per the lease. During the current quarter, we finalized the fair market rental rate of $5.50 psf. The table presents the updated terms compared to the rent prior to the renewal.

Peakstone REALTY TRUST

27

Economic Occupancy Summary

	For the Quarter Ended									
	6/30/2024		3/31/2024		12/31/2023		9/30/2023		6/30/2023	
PORTFOLIO SQUARE FOOTAGE CHANGES										
Total square feet at beginning of period	**16,635,800**		**17,869,000**		**18,100,000**		**18,245,900**		**18,973,400**	
Acquisitions	—		—		—		—		—	
Dispositions	(56,600)		(1,233,200)		(230,600)		(145,900)		(727,500)	
Remeasurements / other	—		—		(400)		—		—	
Total square feet at end of period	**16,579,200**		**16,635,800**		**17,869,000**		**18,100,000**		**18,245,900**	
OCCUPANCY CHANGES [1]										
Occupied square feet beginning of period / Occupancy Rate	**15,940,200** /	**95.8 %**	**17,042,800** /	**95.4 %**	**17,354,600** /	**95.9 %**	**17,408,600** /	**95.4 %**	**17,951,600** /	**94.6 %**
Expirations:										
Expiring without renewal	—		(60,000)		—		(60,000)		(60,000)	
Expiring with renewal [2]	(304,600)		(241,400)		(932,000)		(116,000)		—	
Lease terminations and exercised contraction options	—		—		(83,200)		—		—	
Total expirations	**(304,600)**		**(301,400)**		**(1,015,200)**		**(176,000)**		**(60,000)**	
Leases commencing:										
Renewal leases	304,600		241,400		932,000		116,600		—	
New leases	82,800		100,200		—		10,700		17,000	
Expansion leases	—		—		—		—		—	
Total leasing activity	**387,400**		**341,600**		**932,000**		**127,300**		**17,000**	
Occupied acquired square feet	—		—		—		—		—	
Occupied disposed square feet	(56,600)		(1,142,800)		(228,600)		(4,700)		(500,000)	
Total occupancy activity from acquisitions & dispositions	**(56,600)** /	**100.0 %**	**(1,142,800)** /	**92.7 %**	**(228,600)** /	**99.1 %**	**(4,700)** /	**3.2 %**	**(500,000)** /	**68.7 %**
Other occupancy activity	—		—		—		—		—	
Total occupancy activity	**26,200**		**(1,102,600)**		**(311,800)**		**(54,000)**		**(543,000)**	
Occupied square feet at end of period / Occupancy Rate	**15,966,400** /	**96.3 %**	**15,940,200** /	**95.8 %**	**17,042,800** /	**95.4 %**	**17,354,600** /	**95.9 %**	**17,408,600** /	**95.4 %**
Retention [3]		100%		80%		92%		66%		—%

[1] Occupancy changes reflect leases with commencements during the quarter.
[2] Expiring with renewal square footage includes expirations accelerated due to early renewal.
[3] Retention is Renewal leases divided by Total expirations.

Peakstone REALTY TRUST

28

Components of Net Asset Value 29

Components of Net Asset Value

As of June 30, 2024

(Unaudited, USD in thousands)

Annualized Base Rent

		ABR	Percentage of ABR
Industrial			
Investment grade[1]	$	28,874	15.4 %
Sub-investment grade[1]		15,457	8.3
Unrated credit		4,979	2.7
		49,310	26.4
Office			
Investment grade[1]		68,312	36.5
Sub-Investment grade[1]		36,321	19.4
Unrated credit		7,792	4.2
		112,425	60.1
Other			
Investment grade[1]		10,151	5.4
Sub-investment grade[1]		13,641	7.3
Unrated credit		1,477	0.8
		25,269	13.5
WHOLLY-OWNED PORTFOLIO	$	187,004	100 %

Balance Sheet Components (cont'd)

LIABILITIES		
Credit facility[2]	$	950,000
Mortgages payable[2]		463,999
Distributions payable		8,486
Due to related parties		573
Interest payable		17,892
Prepaid tenant rent		6,901
Deferred compensation		9,686
Property operating expense payable		2,205
Real estate taxes payable		3,482
Accrued construction in progress		—
Accrued tenant improvements		2,800
Other liabilities		22,004
Liabilities of real estate assets held for sale		92
TOTAL LIABILITIES	$	1,488,120
COMMON SHARES + OP UNITS OUTSTANDING[3]		**39,586,405**

Balance Sheet Components

NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS		
Cash and cash equivalents	$	446,800
Restricted cash		14,496
Construction in progress		1,069
Goodwill/operating company		74,052
Cash - surrender value (DCP)		14,636
Tenant rent receivable		668
Prepaid insurance		3,776
Swap assets		22,710
Other assets		23,092
TOTAL NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS	$	601,299

Real Estate Value

REAL ESTATE GROSS BOOK VALUE		
Industrial	$	741,717
Office		1,505,580
Other		316,421
WHOLLY-OWNED PORTFOLIO - GROSS BOOK VALUE		**2,563,718**
ACCUMULATED DEPRECIATION		
Industrial		(164,859)
Office		(312,491)
Other		(104,071)
TOTAL ACCUMULATED DEPRECIATION		**(581,421)**
REAL ESTATE NET BOOK VALUE	$	**1,982,297**
REAL ESTATE AND OTHER ASSETS HELD FOR SALE, NET	$	**2,730**

[1] Weighted average based on ABR. Represents ratings of tenants, guarantors or non guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant's lease obligations. For more information, see definition of investment grade in "Notes and Definitions."

[2] Represents face value of debt (i.e., excludes debt premium/discount and debt financing costs).

[3] Represents outstanding OP Units that are owned by unitholders other than the Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

Peakstone REALTY TRUST

30

Property Information 31

Property List
As of June 30, 2024

USD in thousands, except Annualized Base Rent / SF metrics

	Segment	Property/Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[1]	Property Sub Type	Year Built/ Renovated[2] [3]	Property WALT[3]	% of Total ABR[3]
1	Industrial	RH	825 Rogers Road	Stockton/Modesto	CA	1,501,400	Single Tenant	100.0 %	Warehouse	2015	6.2	4.0 %
2	Industrial	Amazon - Etna	11999 National Road	Columbus	OH	856,300	Single Tenant	100.0 %	Warehouse	2016	— [4]	3.3 %
3	Industrial	3M	1650 Macom Drive	Chicago	IL	978,100	Single Tenant	100.0 %	Warehouse	2016	2.3	2.7 %
4	Industrial	Samsonite	10480 Yeager Road	Jacksonville	FL	817,700	Single Tenant	100.0 %	Warehouse	2008	5.4	2.3 %
5	Industrial	Shaw Industries	445 Northport Parkway	Savannah	GA	1,001,500	Single Tenant	100.0 %	Warehouse	2018	8.8	1.8 %
6	Industrial	PepsiCo	8060 State Road 33 North	Tampa	FL	605,400	Single Tenant	100.0 %	Warehouse	2018	4.1	1.8 %
7	Industrial	Amcor	975 West Main Street	Cleveland	OH	586,700	Single Tenant	100.0 %	Manufacturing	1997	8.3	1.5 %
8	Industrial	Amazon - Arlington Heights	1455 West Cellular Drive	Chicago	IL	182,900	Single Tenant	100.0 %	Warehouse	2020	— [4]	1.3 %
9	Industrial	Pepsi Bottling Ventures	390 Business Park Drive	Winston-Salem	NC	526,300	Single Tenant	100.0 %	Warehouse	2008	8.1	1.0 %
10	Industrial	Roush Industries	333/777 Republic Drive	Detroit	MI	169,200	Single Tenant	100.0 %	Industrial/R&D	2000	4.4	0.9 %
11	Industrial	OceanX	6390 Commerce Court	Columbus	OH	312,000	Single Tenant	100.0 %	Warehouse	2015	5.1	0.8 %
12	Industrial	Berry Global	1515 Franklin Boulevard	Chicago	IL	193,700	Single Tenant	100.0 %	Manufacturing	2003	8.5	0.8 %
13	Industrial	Atlas Copco	3301 Cross Creek Parkway	Detroit	MI	120,000	Single Tenant	100.0 %	Industrial/R&D	2014	1.3	0.7 %
14	Industrial	Huntington Ingalls (500 West Park Lane)	500 West Park Lane	Hampton Roads	VA	258,300	Single Tenant	100.0 %	Warehouse	1999	3.5	0.7 %
15	Industrial	Huntington Ingalls (300 West Park Lane)	300 West Park Lane	Hampton Roads	VA	257,200	Single Tenant	100.0 %	Warehouse	2000	3.5	0.7 %
16	Industrial	ZF Wabco	8225 Patriot Boulevard	Charleston	SC	145,200	Single Tenant	100.0 %	Warehouse	2016	9.2	0.6 %
17	Industrial	TransDigm	110 Algonquin Parkway	Northern New Jersey	NJ	114,300	Single Tenant	100.0 %	Manufacturing	1986	13.8	0.6 %
18	Industrial	Hopkins	428 Peyton Street	Emporia	KS	320,800	Single Tenant	100.0 %	Manufacturing	2000	12.5	0.5 %
19	Industrial	Fidelity Building Services	25 Loveton Circle	Baltimore	MD	54,800	Single Tenant	100.0 %	Industrial/R&D	1981	10.5	0.4 %
	TOTAL INDUSTRIAL SEGMENT			**19 Properties**		**9,001,800**		**100.0 %**		**2011**	**6.2**	**$ 49,310**

(1) Total calculated as a weighted average based on rentable square feet.
(2) Year shown is either the year built or year substantially renovated.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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32

Property List (continued)
As of June 30, 2024

USD in thousands, except Annualized Base Rent / SF metrics

	Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[1]	Property Sub Type	Year Built/ Renovated[2] [3]	Property WALT[3]	% of Total ABR[3]
20	Office	Southern Company	3525 & 3535 Colonnade Parkway	Birmingham	AL	669,400	Single-Tenant	100.0 %	Office	2018	19.7	5.0 %
21	Office	Keurig Dr. Pepper (53 South Avenue)	53 South Avenue	Boston	MA	280,600	Single-Tenant	100.0 %	Office	2014	5.4	4.6 %
22	Office	Freeport McMoRan	333 N. Central Ave	Phoenix	AZ	249,000	Single-Tenant	100.0 %	Office	2010	2.9	4.2 %
23	Office	Maxar Technologies	1300 West 120th Avenue	Denver	CO	430,000	Single-Tenant	100.0 %	Office	2002	6.0	4.1 %
24	Office	Travel & Leisure, Co.	14 Sylvan Way	Northern New Jersey	NJ	203,500	Single-Tenant	100.0 %	Office	2013	5.2	3.2 %
25	Office	LPL (1055 & 1060 LPL Way)	1055 & 1060 LPL Way	Charlotte	SC	307,200	Single-Tenant	100.0 %	Office	2016	12.3	3.2 %
26	Office	IGT	6355 South Buffalo Drive	Las Vegas	NV	222,300	Single-Tenant	100.0 %	Office	2008	6.5	2.8 %
27	Office	International Paper	1740 International Drive	Memphis	TN	238,600	Single-Tenant	100.0 %	Office	2015	— [4]	2.7 %
28	Office	Terraces at Copley Point	5887 Copley Drive	San Diego	CA	201,700	Multi-Tenant	70.3 %	Office	2009	6.4	2.7 %
29	Office	onsemi (5701 N. Pima Road)	5701 N. Pima Road	Phoenix	AZ	133,400	Single-Tenant	100.0 %	Office	2017	— [4]	1.8 %
30	Office	Zoetis	10 Sylvan Way	Northern New Jersey	NJ	125,700	Single-Tenant	100.0 %	Office	2016	— [4]	1.7 %
31	Office	Mckesson (5801 N. Pima Road)	5801 North Pima Road	Phoenix	AZ	124,900	Single-Tenant	100.0 %	Office	2019	— [4]	1.7 %
32	Office	McKesson (5601 N. Pima Road)	5601 N. Pima Road	Phoenix	AZ	138,200	Single-Tenant	100.0 %	Office	2017	— [4]	1.7 %
33	Office	York Space Systems (East Village)	6060 South Willow Drive	Denver	CO	138,100	Single-Tenant	100.0 %	Office/R&D	2020	7.5	1.6 %
34	Office	40 Wight	40 Wight Avenue	Baltimore	MD	132,200	Multi-Tenant	93.2 %	Office	2017	8.3	1.6 %
35	Office	Keurig Dr. Pepper (63 South Avenue)	63 South Avenue	Boston	MA	150,700	Single-Tenant	100.0 %	Office/Lab/R&D	2013	5.4	1.5 %
36	Office	LPL (1040 LPL Way)	1040 LPL Way	Charlotte	SC	144,400	Single-Tenant	100.0 %	Office	2016	12.3	1.5 %
37	Office	Toshiba TEC	3901 South Miami Boulevard	Raleigh/Durham	NC	200,800	Single-Tenant	100.0 %	Office	2016	3.8	1.4 %
38	Office	Avnet (Phoenix)	2211 S 47th Street	Phoenix	AZ	176,400	Single-Tenant	100.0 %	Office	1997	2.2	1.4 %

(1) Total calculated as a weighted average based on rentable square feet.
(2) Year shown is either the year built or year substantially renovated.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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REALTY TRUST

33

Property List (continued)
As of June 30, 2024

USD in thousands, except Annualized Base Rent / SF metrics

	Segment	Property/Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[1]	Property Sub Type	Year Built/ Renovated[2] [3]	Property WALT[3]	% of Total ABR[3]
39	Office	Occidental Petroleum	501 North Division Street	Platteville	CO	114,500	Single-Tenant	100.0 %	Office	2013	9.3	1.3 %
40	Office	PPG	400 Bertha Lamme Drive	Pittsburgh	PA	118,000	Single-Tenant	100.0 %	Office	2010	6.5	1.2 %
41	Office	530 Great Circle Road	530 Great Circle Road	Nashville	TN	100,200	Single-Tenant	100.0 %	Office/Lab	2011	— [4]	1.2 %
42	Office	MISO	720 City Center Drive	Indianapolis	IN	133,400	Single-Tenant	100.0 %	Office	2016	3.8	1.1 %
43	Office	Amentum (Heritage III)	13500 Heritage Parkway	Dallas/Fort Worth	TX	119,000	Single-Tenant	100.0 %	Office	2006	— [4]	1.1 %
44	Office	Cigna (500 Great Circle Road)	500 Great Circle Road	Nashville	TN	72,200	Single-Tenant	100.0 %	Office	2012	3.0	0.8 %
45	Office	Cigna (Express Scripts)	501 Ronda Court	Pittsburgh	PA	70,500	Single-Tenant	100.0 %	Office/Data Center	2015	1.0	0.8 %
46	Office	AT&T (14500 NE 87th Street)	14500 NE 87th Street	Seattle/Puget Sound	WA	60,000	Single-Tenant	100.0 %	Office/Data Center	1995	3.2	0.8 %
47	Office	AT&T (14520 NE 87th Street)	14520 NE 87th Street	Seattle/Puget Sound	WA	59,800	Single-Tenant	100.0 %	Office/Data Center	1995	3.2	0.8 %
48	Office	Spectrum	6451 126th Avenue North	Tampa	FL	82,800	Single-Tenant	100.0 %	Office	2013	7.6	0.7 %
49	Office	Tech Data	19031 Ridgewood Parkway	San Antonio	TX	58,000	Single-Tenant	100.0 %	Office	2014	0.4	0.5 %
50	Office	Rapiscan Systems	23 Frontage Road	Boston	MA	64,200	Single-Tenant	100.0 %	Office/Lab	2014	2.9	0.5 %
51	Office	AT&T (14560 NE 87th Street)	14560 NE 87th Street	Seattle/Puget Sound	WA	36,000	Single-Tenant	100.0 %	Office/Data Center	1995	3.2	0.5 %
52	Office	136 Capcom	136 Capcom Avenue	Raleigh/Durham	NC	31,000	Single-Tenant	100.0 %	Office/R&D	2014	0.5	0.3 %
53	Office	204 Capcom	204 Capcom Avenue	Raleigh/Durham	NC	32,000	Single-Tenant	100.0 %	Office/R&D	2010	3.0	0.2 %
	TOTAL OFFICE SEGMENT			**34 Properties**		**5,418,700**		**98.7 %**		**2012**	**7.4**	**$ 112,425**

(1) Total calculated as a weighted average based on rentable square feet.
(2) Year shown is either the year built or year substantially renovated.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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Property List (continued)
As of June 30, 2024

USD in thousands, except Annualized Base Rent / SF metrics

	Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[1]	Property Sub-Type	Year Built/ Renovated[2,3]	Property WALT[3]	% of Total ABR[3]
54	Other	Wyndham Hotels & Resorts	22 Sylvan Way	Northern New Jersey	NJ	249,400	Single-Tenant	100.0 %	Office	2009	5.2	4.0 %
55	Other	Level 3 (ParkRidge One)	10475 Park Meadows Drive	Denver	CO	166,700	Single-Tenant	100.0 %	Office	1999	— [4]	1.8 %
56	Other	RTX Technologies	2730 West Tyvola Road	Charlotte	NC	198,900	Single-Tenant	100.0 %	Office	1999	— [4]	1.7 %
57	Other	Avnet (Chandler)	6700 West Morelos Place	Phoenix	AZ	231,500	Single-Tenant	100.0 %	Industrial/R&D	2008	— [4]	1.5 %
58	Other	30 Independence	30 Independence Boulevard	Northern New Jersey	NJ	207,300	Multi-Tenant	52.0 %	Office	2020	6.4	1.1 %
59	Other	Northrop Grumman	4065 Colonel Glenn Highway	Cincinnati/Dayton	OH	99,200	Single-Tenant	100.0 %	Office	2012	5.2	0.9 %
60	Other	MGM Corporate Center (880 Grier Drive)	880 Grier Drive	Las Vegas	NV	81,000	Single-Tenant	100.0 %	Office	1988	5.2	0.7 %
61	Other	Hitachi Astemo	9296 Intermodal North Court	Columbus	OH	304,600	Single-Tenant	100.0 %	Warehouse	2014	1.8	0.7 %
62	Other	MGM Corporate Center (840 Grier Drive)	840 Grier Drive	Las Vegas	NV	60,500	Single-Tenant	100.0 %	Office	1997	0.2	0.5 %
63	Other	Crosspoint	20022 North 31st Avenue	Phoenix	AZ	351,600	Multi-Tenant	7.8 %	Office	2021	4.4	0.3 %
64	Other	Owens Corning	4535 Enterprise Drive Northwest	Charlotte	NC	61,200	Single-Tenant	100.0 %	Manufacturing	1998	5.5	0.2 %
65	Other	MGM Corporate Center (950 Grier Drive)	950 Grier Drive	Las Vegas	NV	26,800	Single-Tenant	100.0 %	Office	1989	0.2	0.2 %
66	Other	345 Bob Heath Drive	345 Bob Heath Drive	Huntsville	AL	120,000	Vacant	— %	Office	2013	—	— %
	TOTAL OTHER SEGMENT			**13 Properties**		**2,158,700**		**74.8 %**		**2006**	**3.4**	**$ 25,269**
	TOTAL CONSOLIDATED PORTFOLIO			**66 Properties**		**16,579,200**		**96.3 %**		**2011**	**6.6**	**$ 187,004**

(1) Total calculated as a weighted average based on rentable square feet.
(2) Year shown is either the year built or year substantially renovated.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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35

Portfolio Characteristics 36

37 1 Weighted average rental increase is based on the remaining term of each lease as of June 30, 2024. Excludes leases with remaining term less than one year. 2 Based on % of ABR for Industrial and Office segments. Lease Escalations - Consolidated % of ABR Wtd. Avg. Annual Growth Rate 1 Annually 85.6% 2.2% Other Frequencies 12.5 0.4 Subtotal - Annually and Other Frequencies 98.1 1.9 No Escalations 1.9 — PORTFOLIO TOTAL / WEIGHTED AVERAGE 100.0% 1.9% Rent Growth As of June 30, 2024 Annually and Other Frequencies 97.9% No Escalations 2.1% Annually and Other Frequencies 93.2% No Escalations 6.8% Annually and Other Frequencies 100.0% Industrial Industrial and OfficeOffice Lease Escalations - Industrial and Office Segments2

38 Top 10 Tenants Tenant/Major Tenant Rating1 % of ABR2 WALT (years)3 1  Keurig Dr. Pepper Baa1 4 6.2% 5.4 2  Southern Company A- 5.0 19.7 3  LPL BBB- 4.7 12.3 4  Amazon6 AA 4.6 7.1 5  Freeport McMoRan Baa1 4 4.2 2.9 6  Maxar Technologies HY5 5 4.1 6.0 7  RH HY2 5 4.0 6.2 8  Wyndham Hotels & Resorts BB- 4.0 5.2 9  McKesson A3 4 3.4 4.3 10  Travel & Leisure, Co. BB- 3.2 5.2 Top 10 Total/Average Lease Term 43.4% 7.7 Investment Grade Calculation2: Tenant Profile Tenant 31.4 % Number of Tenants 63 Guarantor 7.6 Average Square Footage Leased per Tenant 253,438 Tenant/Guarantor 39.0 Average ABR per Sq Ft - Industrial $5.48 Non-Guarantor Parent 18.4 Average ABR per Sq Ft - Office $20.75 Total Investment Grade 57.4 % Average ABR per Sq Ft - Other $11.71 WALT3 6.6 Tenant Concentration: Consolidated As of June 30, 2024 1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted. 2 Based on ABR by tenant for the wholly-owned portfolio. 3 Weighted average based on ABR. 4 Represents a rating issued by Moody's at http://www.moodys.com. 5 Represents a rating issued by Bloomberg services. 6 Represents the combined base rental revenue for two properties leased to this tenant.

39 Top 10 Tenants Tenant/Major Tenant Rating1 % of ABR2 WALT (years)3 1  Keurig Dr. Pepper Baa1 4 7.1% 5.4 2  Southern Company A- 5.8 19.7 3  LPL BBB- 5.4 12.3 4  Amazon6 AA 5.3 7.1 5  Freeport McMoRan Baa1 4 4.9 2.9 6  Maxar Technologies HY5 5 4.8 6.0 7  RH HY25 4.6 6.2 8  McKesson A34 3.9 4.3 9  Travel & Leisure, Co. BB- 3.7 5.2 10  IGT BB+ 3.2 6.5 Top 10 Total/Average Lease Term 48.7% 7.9 Investment Grade Calculation2: Tenant Profile Tenant 31.5 % Number of Tenants 47 Guarantor 8.7 Average Square Footage Leased per Tenant 305,351 Tenant/Guarantor 40.2 Average ABR per Sq Ft: Industrial and Office $11.22 Non-Guarantor Parent 19.9 WALT3 7.0 Total Investment Grade 60.1 % Tenant Concentration: Industrial and Office As of June 30, 2024 1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted. 2 Based on ABR by tenant for Industrial and Office segments. 3 Weighted average based on ABR. 4 Represents a rating issued by Moody's at http://www.moodys.com. 5 Represents a rating issued by Bloomberg services. 6 Represents the combined base rental revenue for two properties leased to this tenant.

Tenant Concentration: Industrial
As of June 30, 2024

	Tenant/Major Tenant	Rating[1]	% of ABR[2]	WALT (years)[3]
		Top 10 Tenants		
1	Amazon[6]	AA	17.4%	7.1
2	RH	HY2 [4]	15.2	6.2
3	3M Company	A3 [5]	10.1	2.3
4	Samsonite	BB+	8.6	5.4
5	Shaw Industries	AA	6.8	8.8
6	Pepsi	A+	6.7	4.1
7	Amcor Rigid Plastics USA	BBB	5.5	8.3
8	Huntington Ingalls	BBB	5.3	3.5
9	Pepsi Bottling Ventures	A2 [5]	3.9	8.1
10	Roush Industries	NR [7]	3.5	4.4
	Top 10 Total/Average Lease Term		**83.0%**	**5.8**

Investment Grade Calculation[2]:	
Tenant	10.1 %
Guarantor	20.3
Tenant/Guarantor	30.4
Non-Guarantor Parent	28.2
Total Investment Grade	**58.6 %**

Tenant Profile	
Number of Tenants	17
Average Square Footage Leased per Tenant	529,518
Average ABR per Sq Ft: Industrial	$5.48
WALT[3]	6.2

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spglobal.com, unless otherwise noted.
[2] Based on ABR by tenant for Industrial segment.
[3] Weighted average based on ABR.
[4] Represents a rating issued by Bloomberg services.
[5] Represents a rating issued by Moody's at http://www.moodys.com.
[6] Represents the combined base rental revenue for two properties leased to this tenant.
[7] Indicates that the tenant is not rated by the major credit agencies used.

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40

41 Top 10 Tenants Tenant/Major Tenant Rating1 % of ABR2 WALT (years)3 1  Keurig Dr. Pepper Baa1 4 10.3% 5.4 2  Southern Company A- 8.4 19.7 3  LPL BBB- 7.7 12.3 4  Freeport McMoRan Baa1 4 7.0 2.9 5  Maxar Technologies HY5 5 6.9 6.0 6 McKesson A34 5.6 4.3 7 Travel & Leisure, Co. BB- 5.3 5.2 8 IGT BB+ 4.6 6.5 9 International Paper Company BBB 4.6 5.7 10 Guild Mortgage Company HY1 5 4.4 6.4 Top 10 Total/Average Lease Term 64.8% 7.9 Investment Grade Calculation2: Tenant Profile Tenant 40.8 % Number of Tenants 30 Guarantor 3.7 Average Square Footage Leased per Tenant 178,323 Tenant/Guarantor 44.5 Average ABR per Sq Ft: Office $20.75 Non-Guarantor Parent 16.3 WALT3 7.4 Total Investment Grade 60.8 % Tenant Concentration: Office As of June 30, 2024 1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted. 2 Based on ABR by tenant for Office segment. 3 Weighted average based on ABR. 4 Represents a rating issued by Moody's at http://www.moodys.com. 5 Represents a rating issued by Bloomberg's services.

42 Industry Concentration: Consolidated As of June 30, 2024 Top 10 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 16.0% 1 Aerospace & Defense 11.4% 2 Consumer Services 11.2 2 Soft Drinks 9.0 3 Materials 9.2 3 Hotels, Resorts & Cruise Lines 7.1 4 Food, Beverage & Tobacco 9.0 4 Health Care Services 5.3 5 Utilities 6.2 5 Renewable Electricity 5.0 6 Health Care Equipment & Services 6.1 6 Investment Banking & Brokerage 4.7 7 Commercial & Professional Services 5.8 7 Internet & Direct Marketing Retail 4.6 8 Retailing 5.2 8 Commercial & Professional Services 4.2 9 Technology Hardware & Equipment 4.9 9 Copper 4.2 10 Diversified Financials 4.9 10 Paper Packaging 4.2 � Top 10 total 78.5% 11 Casinos & Gaming 4.1 All others 21.5% 12 Homefurnishing Retail 4.0 � � � 13 Technology Distributors 3.5 14 Industrial Conglomerates 2.7 � ������ � 15 Apparel, Accessories & Luxury Goods 2.3 16 Semiconductors 2.0 � � � 17 Integrated Telecommunication Services 2.0 18 Alternative Carriers 1.8 � � � 19 Textiles 1.8 20 Pharmaceuticals 1.7 � � � � Top 20 total 85.6 % All others 14.4% 1 Based on ABR for wholly-owned portfolio.

43 Industry Concentration: Industrial and Office As of June 30, 2024 Top 10 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 14.8% 1 Soft Drinks 10.4% 2 Materials 10.6 2 Aerospace & Defense 10.1 3 Food, Beverage & Tobacco 10.4 3 Health Care Services 6.1 4 Utilities 7.1 4 Renewable Electricity 5.8 5 Health Care Equipment & Services 7.0 5 Investment Banking & Brokerage 5.4 6 Consumer Services 6.9 6 Internet & Direct Marketing Retail 5.3 7 Commercial & Professional Services 6.3 7 Commercial & Professional Services 4.9 8 Retailing 6.0 8 Copper 4.9 9 Diversified Financials 5.5 9 Paper Packaging 4.9 10 E-Commerce 5.3 10 Homefurnishing Retail 4.6 � Top 10 total 79.9% 11 Hotels, Resorts & Cruise Lines 3.7 All others 20.1% 12 Casinos & Gaming 3.2 � � � 13 Industrial Conglomerates 3.1 14 Apparel, Accessories & Luxury Goods 2.6 � � � 15 Technology Distributors 2.3 16 Integrated Telecommunication Services 2.3 � � � 17 Textiles 2.1 18 Semiconductors 2.0 � � � 19 Pharmaceuticals 2.0 20 Technology Hardware, Storage & Peripherals 1.7 � � � � Top 20 total 87.4 % All others 12.6% 1 Based on ABR for the Industrial and Office segments.

44 Industry Concentration: Industrial As of June 30, 20242021 Top 8 Industries Top 14 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 22.9% 1 Internet & Direct Marketing Retail 17.4% 2 E-Commerce 17.4 2 Homefurnishing Retail 15.2 3 Consumer Durables & Apparel 15.3 3 Soft Drinks 10.6 4 Retailing 15.2 4 Industrial Conglomerates 10.1 5 Food, Beverage & Tobacco 10.6 5 Apparel, Accessories & Luxury Goods 8.6 6 Materials 8.5 6 Aerospace & Defense 7.6 7 Automobiles & Components 5.5 7 Textiles 6.8 8 Commercial & Professional Services 4.6 8 Paper Packaging 5.5 � Top 8 total 100.0% 9 Diversified Support Services 4.6 All others — % 10 Auto Components 3.5 � � � 11 Metal & Glass Containers 3.0 12 Industrial Machinery 2.8 � � � 13 Construction Machinery & Heavy Trucks 2.3 14 Auto Parts & Equipment 2.0 Top 14 total 100.0% � � � All others — % 1 Based on ABR for Industrial segment.

45 Industry Concentration: Office As of June 30, 2024 2021 Top 10 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Materials 11.6% 1 Aerospace & Defense 11.2% 2 Capital Goods 11.2 2 Soft Drinks 10.3 3 Food, Beverage & Tobacco 10.3 3 Health Care Services 8.8 4 Utilities 10.2 4 Renewable Electricity 8.4 5 Health Care Equipment & Services 10.1 5 Investment Banking & Brokerage 7.7 6 Consumer Services 9.9 6 Commercial & Professional Services 7.0 7 Diversified Financials 7.8 7 Copper 7.0 8 Commercial & Professional Services 7.0 8 Hotels, Resorts & Cruise Lines 5.3 9 Technology Hardware & Equipment 5.7 9 Casinos & Gaming 4.6 10 Telecommunication Services 3.3 10 Paper Packaging 4.6 Top 10 total 87.1% 11 Technology Distributors 3.3 All others 12.9% 12 Integrated Telecommunication Services 3.3 13 Semiconductors 2.9 14 Pharmaceuticals 2.8 15 Technology Hardware, Storage & Peripherals 2.4 16 Oil & Gas Exploration & Production 2.1 17 Home Improvement Retail 2.0 18 Electric Utilities 1.9 19 IT Consulting & Other Services 1.7 20 Managed Health Care 1.3 � � Top 20 total 98.6 % All others 1.4% 1 Based on ABR for Office segment.

46 Geographic Distribution (% of ABR1) Market Concentration: Consolidated As of June 30, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Phoenix $ 23,500 12.6% 2 Northern New Jersey 19,711 10.5 3 Denver 14,255 7.6 4 Boston 12,486 6.7 5 Charlotte 12,346 6.6 6 Birmingham 9,409 5.0 7 Columbus 8,904 4.8 8 Chicago 8,901 4.8 9 Las Vegas 7,691 4.1 10 Stockton/Modesto 7,487 4.0 Top 10 total $ 124,690 66.7% 12.6% 10.5% 8.9% 7.1% 6.7% 6.7% 5.3% 5.0% 4.9% 4.8% 27.5% Arizona New Jersey Colorado Ohio Massachusetts California South Carolina Alabama North Carolina Illinois All Others 1 Based on ABR for wholly-owned portfolio.

47 Geographic Distribution (% of ABR1) Market Concentration: Industrial and Office As of June 30, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Phoenix $ 20,187 12.5% 2 Boston 12,486 7.7 3 Denver 10,800 6.7 4 Northern New Jersey 10,229 6.3 5 Birmingham 9,409 5.8 6 Chicago 8,901 5.5 7 Charlotte 8,701 5.4 8 Columbus 7,685 4.8 9 Stockton/Modesto 7,487 4.6 10 Las Vegas 5,201 3.2 Top 10 total $ 101,086 62.5% 12.5% 8.1% 7.7% 7.7% 6.4% 6.3% 6.1% 5.8% 5.5% 5.5% 28.4% Arizona Colorado Massachusetts California Ohio New Jersey South Carolina Alabama Illinois Florida All Others 1 Based on ABR for the Industrial and Office segments.

48 Geographic Distribution (% of ABR1) Market Concentration: Industrial As of June 30, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Chicago $ 8,901 18.1% 2 Columbus 7,685 15.6 3 Stockton/Modesto 7,487 15.2 4 Jacksonville 4,217 8.6 5 Savannah 3,335 6.8 6 Tampa 3,286 6.7 7 Detroit 3,117 6.3 8 Cleveland 2,716 5.5 9 Hampton Roads 2,615 5.3 10 Winston-Salem 1,931 3.9 Top 10 total $ 45,290 92.0% 21.1% 18.1% 15.2% 15.2% 6.8% 6.3% 5.3% 3.9% 2.3% 2.3% 3.5% Ohio Illinois Florida California Georgia Michigan Virginia North Carolina South Carolina New Jersey All Others 1 Based on ABR for Industrial segment.

49 Geographic Distribution (% of ABR1) Market Concentration: Office As of June 30, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Phoenix $ 20,187 18.0% 2 Boston 12,486 11.1 3 Denver 10,800 9.6 4 Birmingham 9,409 8.4 5 Northern New Jersey 9,105 8.1 6 Charlotte 8,701 7.7 7 Las Vegas 5,201 4.6 8 Memphis 5,131 4.6 9 San Diego 4,971 4.4 10 Pittsburgh 3,720 3.3 Top 10 total $ 89,711 79.8% 18.0% 11.7% 11.1% 8.4% 8.1% 7.8% 7.7% 4.6% 4.4% 3.3% 14.9% Arizona Colorado Massachusetts Alabama New Jersey Tennessee South Carolina Nevada California Pennsylvania All Others 1 Based on ABR for Office segment.

50 Geographic Distribution (% of ABR1) Market Concentrations: Other As of June 30, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Northern New Jersey $ 9,482 37.5% 2 Charlotte 3,645 14.4 3 Denver 3,455 13.7 4 Phoenix 3,313 13.1 5 Las Vegas 2,490 9.9 6 Cincinnati/Dayton 1,665 6.6 7 Columbus 1,219 4.8 Top 7 total $ 25,269 100.0% 37.5% 14.4% 13.7% 13.1% 11.4% 9.9% New Jersey North Carolina Colorado Arizona Ohio Nevada 1 Based on ABR for Other segment.

51 Lease Expirations: Consolidated As of June 30, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) 1 Based on ABR for wholly-owned portfolio. $5,667 $6,580 $8,909 $14,374 $18,977 $42,035 $27,210 $16,076 $12,103 $8,639 $26,434 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Industrial Office Other Total Approx. Square Feet ABR % of ABR1 2024 — 1 3 4 312,000 $ 5,667 3.0% 2025 1 3 1 5 422,900 6,580 3.5 2026 1 1 1 3 1,459,100 8,909 4.8 2027 — 7 — 7 570,700 14,374 7.7 2028 4 3 4 11 2,027,200 18,977 10.1 2029 2 6 4 12 2,574,300 42,035 22.5 2030 1 3 4 8 2,446,300 27,210 14.6 2031 2 2 — 4 1,379,500 16,076 8.6 2032 2 4 — 6 1,457,100 12,103 6.5 2033 3 1 1 5 1,473,000 8,639 4.6 >2033 3 5 — 8 1,844,500 26,434 14.1 Vacant — — — — 612,600 — — Totals 19 36 18 73 16,579,200 $ 187,004 100%

52 Lease Expirations: Industrial and Office As of June 30, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) $1,002 $3,356 $7,690 $14,374 $15,557 $31,496 $25,312 $16,076 $12,103 $8,335 $26,434 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Industrial Office Approx. Square Feet ABR % of ABR1 2024 — 1 58,000 $ 1,002 0.6% 2025 1 3 224,000 3,356 2.1 2026 1 1 1,154,500 7,690 4.8 2027 — 7 570,700 14,374 8.9 2028 4 3 1,762,500 15,557 9.6 2029 2 6 2,134,100 31,496 19.5 2030 1 3 2,311,700 25,312 15.7 2031 2 2 1,379,500 16,076 9.9 2032 2 4 1,457,100 12,103 7.5 2033 3 1 1,454,900 8,335 5.2 >2033 3 5 1,844,500 26,434 16.2 Vacant — — 69,000 — — Totals 19 36 14,420,500 $ 161,735 100% 1 Based on ABR for the Industrial and Office segments.

53 Lease Expirations: Industrial As of June 30, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) $— $1,401 $5,000 $— $7,617 $5,736 $7,487 $8,590 $4,647 $5,964 $2,868 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Leases Approx. Square Feet ABR % of ABR1 2024 — — $ — — % 2025 1 120,000 1,401 2.8 2026 1 978,100 5,000 10.1 2027 — — — — 2028 4 1,290,100 7,617 15.4 2029 2 1,129,700 5,736 11.6 2030 1 1,501,400 7,487 15.2 2031 2 1,039,200 8,590 17.4 2032 2 1,113,000 4,647 9.4 2033 3 1,340,400 5,964 12.1 >2033 3 489,900 2,868 6.0 Vacant — — — — Totals 19 9,001,800 $ 49,310 100.0% 1 Based on ABR for Industrial segment.

54 Lease Expirations: Office As of June 30, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) $1,002 $1,955 $2,690 $14,374 $7,940 $25,760 $17,825 $7,486 $7,456 $2,371 $23,566 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Leases Approx. Square Feet ABR % of ABR1 2024 1 58,000 $ 1,002 0.9% 2025 3 104,000 1,955 1.7 2026 1 176,400 2,690 2.4 2027 7 570,700 14,374 12.8 2028 3 472,400 7,940 7.1 2029 6 1,004,400 25,760 22.9 2030 3 810,300 17,825 15.9 2031 2 340,300 7,486 6.7 2032 4 344,100 7,456 6.6 2033 1 114,500 2,371 2.1 >2033 5 1,354,600 23,566 20.9 Vacant — 69,000 — — Totals 36 5,418,700 $ 112,425 100.0% 1 Based on ABR for Office segment.

55 Lease Expirations: Other As of June 30, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) $4,665 $3,224 $1,219 $— $3,420 $10,539 $1,898 $— $— $304 $— 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 >2033 Expiring Leases Year Total Approx. Square Feet ABR % of ABR1 2024 3 254,000 $ 4,665 18.5% 2025 1 198,900 3,224 12.8 2026 1 304,600 1,219 4.8 2027 — — — — 2028 4 264,700 3,420 13.5 2029 4 440,200 10,539 41.7 2030 4 134,600 1,898 7.5 2031 — — — — 2032 — — — — 2033 1 18,100 304 1.2 >2033 — — — — Vacant — 543,600 — — Totals 18 2,158,700 $ 25,269 100.0% 1 Based on ABR for Other segment.

Notes & Definitions 5656

57 Notes & Definitions ABR (Annualized Base Rent) “Annualized Base Rent” or “ABR” means the contractual base rent excluding abatement periods and deducting base year operating expenses for gross and modified gross leases as of June 30, 2024, unless otherwise specified, multiplied by 12 months. For properties in the Company's portfolio that had rent abatement periods as of June 30, 2024, we used the monthly contractual base rent payable following expiration of the abatement. Average Annual Rent Escalations "Average Annual Rent Escalations" is defined as weighted average rental increase is based on the remaining term of each lease, excluding leases that expire within one year. Cash and Cash Equivalents "Cash and Cash Equivalents" represent short-term, highly liquid investments that are readily convertible to cash with a maturity of three months or less at the time of purchase to be cash equivalents. EBITDA “EBITDA” is earnings before interest, tax, depreciation and amortization. We use EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDA is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDA may not be comparable to similarly titled measures of other companies. EBITDAre “EBITDAre” is defined by The National Association of Real Estate Investment Trusts ("NAREIT") as follows: (a) GAAP Net Income plus (b) interest expense plus (c) income tax expense plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated property, including losses/ gains on change of control plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, plus (g) adjustments to reflect the entity's share of EBITDAre of consolidated affiliates. We use EBITDAre as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDAre should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDAre may not be comparable to similarly titled measures of other companies. Economic Occupancy "Economic Occupancy" means leases effective as of the reporting date.

58 Notes & Definitions (continued) Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO") "FFO" and "AFFO" are non-GAAP financial measures that we believe are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable real estate assets, adding back impairment write-downs of depreciable real estate assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships, joint ventures and preferred dividends. Because FFO calculations exclude such items as depreciation and amortization of depreciable real estate assets and gains and losses from sales of depreciable real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs. As a result, we believe that the use of FFO, together with the required GAAP presentations, provides a more complete understanding of our performance relative to our competitors and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do, making comparisons less meaningful. Additionally, we use AFFO as a non-GAAP financial measure to evaluate our operating performance. AFFO excludes non-routine and certain non-cash items such as revenues in excess of cash received, amortization of share-based compensation net, deferred rent, amortization of in-place lease valuation, acquisition or investment-related costs, financed termination fee, net of payments received, gain or loss from the extinguishment of debt, unrealized gains (losses) on derivative instruments, write-off transaction costs and other one-time transactions. We believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry and is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies. Management believes that AFFO is a beneficial indicator of our ongoing portfolio performance and isolates the financial results of our operations. AFFO, however, is not considered an appropriate measure of historical earnings as it excludes certain significant costs that are otherwise included in reported earnings. Further, since the measure is based on historical financial information, AFFO for the period presented may not be indicative of future results.

59 Notes & Definitions (continued) FFO and AFFO - cont. By providing FFO and AFFO, we present information that assists investors in aligning their analysis with management’s analysis of long-term operating activities. FFO and AFFO have been revised to include amounts available to both common shareholders and limited partners for all periods presented. For all of these reasons, we believe the non-GAAP measures of FFO and AFFO, in addition to net income (loss) are helpful supplemental performance measures and useful to investors in evaluating the performance of our real estate portfolio. However, a material limitation associated with FFO and AFFO is that they are not indicative of our cash available to fund the payment of dividends since other uses of cash, such as capital expenditures at our properties and principal payments of debt, are not deducted when calculating FFO and AFFO. The use of AFFO as a measure of long-term operating performance on value is also limited if we do not continue to operate under our current business plan. FFO and AFFO should not be viewed as a more prominent measure of performance than net income (loss) and each should be reviewed in connection with GAAP measurements. Neither the SEC, NAREIT, nor any other applicable regulatory body has opined on the acceptability of the adjustments contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP performance measure. In the future, NAREIT may decide to standardize the allowable exclusions across the REIT industry, and we may have to adjust the calculation and characterization of this non-GAAP measure. Investment Grade “Investment grade” means an investment grade credit rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg’s default risk rating) that management believes is generally equivalent to an NRSRO investment grade rating; management can provide no assurance as to the comparability of these ratings methodologies or that any particular rating for a company is indicative of the rating that a single NRSRO would provide in the event that it rated all companies for which the Company provides credit ratings; to the extent such companies are rated only by non-NRSRO ratings providers, such ratings providers may use methodologies that are different and less rigorous than those applied by NRSROs. In the context of Peakstone’s portfolio, references to “investment grade” include, and credit ratings provided by Peakstone may refer to, tenants, guarantors, and non-guarantor parent entities. There can be no assurance that such guarantors or non- guarantor parent entities will satisfy the tenant’s lease obligations, and accordingly, any such credit ratings may not be indicative of the creditworthiness of the Company's tenants. Net Debt “Net Debt” is total consolidated debt less cash and cash equivalents (excluding restricted cash).

60 Notes & Definitions (continued) Net Operating Income (NOI), Cash NOI, and Same Store Cash NOI “NOI” is a non-GAAP financial measure calculated as net (loss) income, the most directly comparable financial measure calculated and presented in accordance with GAAP, excluding equity in earnings of our unconsolidated real estate joint ventures, general and administrative expenses, interest expense, depreciation and amortization, impairment of real estate, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, investment income or loss and termination income. Net operating income on a cash basis (“Cash NOI”) is net operating income adjusted to exclude the effect of straight-line rent and amortization of acquired above-and below market lease intangibles adjustments required by GAAP. Net operating income on a cash basis for our Same Store portfolio (“Same Store Cash NOI”) is Cash NOI for properties held for the entirety of all periods presented, with an adjustment for lease termination fees to provide a better measure of actual cash basis rental growth for our Same Store portfolio. We believe that NOI, Cash NOI and Same-Store Cash NOI are helpful to investors as additional measures of operating performance because we believe they help both investors and management to understand the core operations of our properties excluding corporate and financing-related costs and non-cash depreciation and amortization. NOI, Cash NOI and Same Store Cash NOI are unlevered operating performance metrics of our properties and allow for a useful comparison of the operating performance of individual assets or groups of assets. These measures thereby provide an operating perspective not immediately apparent from GAAP income from operations or net income (loss). In addition, NOI, Cash NOI and Same Store Cash NOI are considered by many in the real estate industry to be useful starting points for determining the value of a real estate asset or group of assets. Because NOI, Cash NOI and Same Store Cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI, Cash NOI and Same Store Cash NOI as measures of our performance is limited. Therefore, NOI, Cash NOI and Same Store Cash NOI should not be considered as alternatives to net income (loss), as computed in accordance with GAAP. NOI, Cash NOI and Same Store Cash NOI may not be comparable to similarly titled measures of other companies.

Notes & Definitions (continued)

The table below represents a reconciliation of NOI to Cash NOI for the interim periods presented in the "Selected Financial Data" on page 9.

	For the Quarter Ended											
	3/31/2024				12/31/2023				9/30/2023			
(Unaudited, USD in thousands)	Industrial	Office	Other	Total Portfolio	Industrial	Office	Other	Total Portfolio	Industrial	Office	Other	Total Portfolio
Revenue	$ 14,833	$ 32,999	$ 11,395	$ 59,227	$ 14,796	$ 34,525	$ 13,737	$ 63,058	$ 13,934	$ 34,022	$ 13,757	$ 61,713
Operating Property Expense	(1,138)	(3,172)	(2,369)	(6,679)	(909)	(3,189)	(3,134)	(7,232)	(835)	(3,627)	(3,367)	(7,829)
Property Tax Expense	(1,115)	(2,144)	(1,251)	(4,510)	(1,174)	(2,415)	(1,490)	(5,079)	(985)	(2,298)	(1,794)	(5,077)
Property Management Fees	(63)	(169)	(179)	(411)	(62)	(173)	(186)	(421)	(64)	(177)	(199)	(440)
TOTAL NOI	12,517	27,514	7,596	47,627	12,651	28,748	8,927	50,326	12,050	27,920	8,397	48,367
NON-CASH ADJUSTMENTS:												
Straight Line Rent	(604)	(689)	467	(826)	(69)	(595)	460	(204)	(52)	(1,163)	393	(822)
In-Place Lease Amortization	(96)	(126)	(37)	(259)	(97)	(200)	(108)	(405)	(97)	(137)	(187)	(421)
Deferred Ground/Office Lease	—	433	(17)	416	—	433	(5)	428	—	433	(5)	428
Other Intangible Amortization	—	372	—	372	—	377	—	377	—	377	—	377
TOTAL CASH NOI	$ 11,817	$ 27,504	$ 8,009	$ 47,330	$ 12,485	$ 28,763	$ 9,274	$ 50,522	$ 11,901	$ 27,430	$ 8,598	$ 47,929

Peakstone REALTY TRUST

61

62 Notes & Definitions Normalized EBITDAre “Normalized EBITDAre” is a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDAre, as defined by the Company, represents EBITDAre(as defined by NAREIT), modified to exclude items such as acquisition-related expenses, employee separation expenses and other items that we believe are not indicative of the performance of our portfolio. Normalized EBITDAre also excludes the Normalized EBITDAre impact of properties sold during the period and extrapolate the operations of acquired properties to estimate a full quarter of ownership (in each case, as if such disposition or acquisition had occurred on the first day of the quarter). We may also exclude the annualizing of other large transaction items such as termination income recognized during the quarter. Management believes these adjustments to reconcile to Normalized EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time. However, because Normalized EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre may not be comparable to similarly titled measures of other companies. Normalized EBITDAre (Consolidated) "Normalized EBITDAre (Consolidated)" represents Normalized EBITDAre adjusted to exclude items related to any unconsolidated entities. We calculated Normalized EBITDAre (Consolidated) as follows: Management believes these adjustments to reconcile to Normalized EBITDAre (Consolidated) provides investors a view of the performance of our consolidated portfolio over time. However, because Normalized EBITDAre (Consolidated) is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre (Consolidated) should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre(Consolidated) may not be comparable to similarly titled measures of other companies. For the Quarter Ended (Unaudited, USD in thousands) 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Normalized EBITDAre $ 41,051 $ 39,473 $ 42,085 $ 58,297 $ 56,898 Adjustment for unconsolidated joint venture — — — (15,993) (15,251) Normalized EBITDAre (Consolidated) $ 41,051 $ 39,473 $ 42,085 $ 42,304 $ 41,647

63 Notes & Definitions (continued) Operating Margin "Operating Margin" is NOI/Revenue. Operating Partnership "Operating Partnership" refers to our operating partnership, PKST OP, L.P., which owns directly and indirectly all of the Company's assets. OP Units "OP Units" represents outstanding common units owned by unitholders other than Peakstone Realty Trust and represents the noncontrolling interest in the Operating Partnership. Per Share "Per Share" data represents amounts calculated based on the weighted-average number of basic and diluted common shares outstanding. Per Share/Unit "Per Share/Unit" data represents amounts calculated based on (i) the weighted-average number of basic and diluted common shares outstanding plus (ii) the weighted-average number of OP Units outstanding. This metric is used in FFO and AFFO calculations. Pro Rata "Pro rata" represents the Company's share of the unconsolidated joint venture. Same Store "Same store" portfolio means properties which were held for a full period compared to the same period in the prior year. Unencumbered Assets "Unencumbered Assets" are properties not secured by a mortgage debt or included in the Credit Facility's borrowing base. WALT “WALT” is weighted average lease term (in years). This is the average remaining lease term for all leases combined, weighted based on Annualized Base Rent.